Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the “Registration Statement”), in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Donald B. Schroeder, Cynthia J. Devine and Jill E. Aebker as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of May, 2011.

/S/ PINA MULHALL Witness	) ) ) ) ) )	/s/ PAUL D. HOUSE Paul D. House, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the “Registration Statement”), in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Donald B. Schroeder, Cynthia J. Devine and Jill E. Aebker as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of May, 2011.

/S/ MICHAEL J. ENDRES Witness	) ) ) ) ) )	/s/ M. SHAN ATKINS M. Shan Atkins, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the “Registration Statement”), in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Donald B. Schroeder, Cynthia J. Devine and Jill E. Aebker as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of May, 2011.

/S/ M. SHAN ATKINS Witness	) ) ) ) ) )	/s/ MICHAEL J. ENDRES Michael J. Endres, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the “Registration Statement”), in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Donald B. Schroeder, Cynthia J. Devine and Jill E. Aebker as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of May, 2011.

/S/ PINA MULHALL Witness	) ) ) ) ) )	/s/ MOYA M. GREENE Moya M. Greene, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the “Registration Statement”), in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Donald B. Schroeder, Cynthia J. Devine and Jill E. Aebker as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of May, 2011.

/S/ PINA MULHALL Witness	) ) ) ) ) )	/s/ FRANK IACOBUCCI Frank Iacobucci, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the “Registration Statement”), in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Donald B. Schroeder, Cynthia J. Devine and Jill E. Aebker as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of May, 2011.

/S/ PINA MULHALL Witness	) ) ) ) ) )	/s/ JOHN A. LEDERER John A. Lederer, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the “Registration Statement”), in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Donald B. Schroeder, Cynthia J. Devine and Jill E. Aebker as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of May, 2011.

/S/ PINA MULHALL Witness	) ) ) ) ) )	/s/ DAVID H. LEES David H. Lees, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the “Registration Statement”), in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Donald B. Schroeder, Cynthia J. Devine and Jill E. Aebker as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of May, 2011.

/S/ MICHAEL J. ENDRES Witness	) ) ) ) ) )	/s/ RONALD W. OSBORNE Ronald W. Osborne, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the “Registration Statement”), in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Donald B. Schroeder, Cynthia J. Devine and Jill E. Aebker as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of May, 2011.

/S/ PINA MULHALL Witness	) ) ) ) ) )	/s/ WAYNE C. SALES Wayne C. Sales, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the “Registration Statement”), in connection with the issuance of common shares pursuant to the Company’s 2006 Stock Incentive Plan, hereby constitutes and appoints Donald B. Schroeder, Cynthia J. Devine and Jill E. Aebker as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of May, 2011.

/S/ PINA MULHALL Witness	) ) ) ) ) )	/s/ CATHERINE L. WILLIAMS Catherine L. Williams, Director